UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022
C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
14701 Charlson Road
Eden Prairie, Minnesota 55347
(Address of principal executive offices, including zip code)

952-937-8500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CHRW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2022, C.H. Robinson Worldwide, Inc. (the “Company”) entered into (i) an amendment (the “RPA Amendment”) to its existing Receivables Purchase Agreement dated as of November 19, 2021, as amended February 1, 2022, among the Company, as initial master servicer and performance guarantor, C.H. Robinson Receivables, LLC, a wholly-owned subsidiary of the Company and bankruptcy-remote entity (“CHRR”), as seller, Bank of America, N.A. (“BoA”) and Wells Fargo Bank, National Association (“Wells Fargo”), as committed purchasers, BofA and Wells Fargo, as purchaser agents, and BofA, as administrative agent, which provides a receivables securitization facility (the “Facility”) and (ii) an amendment (the “RSA Amendment”; together with the RPA Amendment, collectively, the “Amendments”) to its existing Receivables Purchase Agreement dated as of November 19, 2021 among the Company, as master servicer, CHRR, as buyer, and the originators party thereto, in connection with the Facility. The Amendments primarily incorporate additional categories of eligible receivables, effectively increasing the receivables pool available with respect to the Facility by approximately $600 million. The funding available to CHRR under the Facility is unchanged and remains $500 million pursuant to the provisions of the existing Facility.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments filed as Exhibit 10.1 and Exhibit 10.2 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1
Second Amendment to the Receivables Purchase Agreement, dated July 7, 2022 by and among C.H. Robinson Worldwide, Inc., C.H. Robinson Receivables, LLC, and the various conduit purchasers, committed purchasers and purchaser agents, and administrative agent.

10.2	First Amendment to the Receivables Sale Agreement, dated July 7, 2022 by and among C.H. Robinson Worldwide, Inc., C.H. Robinson Receivables, LLC, and the originators party thereto.

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

	By:	/s/ Brent Schoenrock
Brent Schoenrock
Treasurer

Date: July 12, 2022